SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549
"Rule 24f-2 Notice"
Fixed Income Trust
(Name of Registrant)
File No. 2-41839
FILE NO. 2-41839
Fixed Income Trust
: Fidelity Investment Grade Bond Fund
RULE 24F-2 - FILED PURSUANT TO RULE
24f-2(b)(1) OF THE INVESTMENT COMPANY ACT OF 1940
(i)   Fiscal Year for Which Notice Filed
Fiscal year ended April 30, 1995
(ii)    Number of Securities Which Remained Unsold at Beginning of Fiscal
Year
Registered Other Than Pursuant to Rule 24f-2
7,877,066 shares
(iii) Number of Securities Registered During Fiscal Year Other Than Pursuant to Rule 24f-2
12,842,077 shares
(iv)    Number of Securities Sold During Fiscal Year
88,841,833 shares
For information relating to the calculation of the filing fee, see Note (1) below.
(v) Number of Securities Sold During Fiscal Year Pursuant to Rule 24f-2 72,841,949 shares
Number of Shares
Aggregate Price
Sales Pursuant to Rule 24f-2:

72,841,949
$
509,254,918
Redemptions:

(72,841,949)
$
(509,254,918)
Net Sales Pursuant to Rule 24f-2:

0
$
0
Note (1) : Pursuant to Rule 24f-2(c), the filing fee, calculated in the manner specified in Section 6(b) of the Securities Act of 1933, amounted to: $0
Fixed Income Trust
:
Fidelity Investment Grade Bond Fund
By  John H. Costello
        Assistant Treasurer
FILE NO. 2-41839
Fixed Income Trust
: Spartan High Income
RULE 24F-2 - FILED PURSUANT TO RULE
24f-2(b)(1) OF THE INVESTMENT COMPANY ACT OF 1940
(i)   Fiscal Year for Which Notice Filed
Fiscal year ended April 30, 1995
(ii)    Number of Securities Which Remained Unsold at Beginning of Fiscal
Year
Registered Other Than Pursuant to Rule 24f-2
No shares
(iii) Number of Securities Registered During Fiscal Year Other Than Pursuant to Rule 24f-2
1,831,873 shares
(iv)    Number of Securities Sold During Fiscal Year
31,214,251 shares
For information relating to the calculation of the filing fee, see Note (1) below.
(v) Number of Securities Sold During Fiscal Year Pursuant to Rule 24f-2 29,382,378 shares
Number of Shares
Aggregate Price
Sales Pursuant to Rule 24f-2:

29,382,378
$
341,711,133
Redemptions:

(21,902,511)
$
(252,615,522)
Net Sales Pursuant to Rule 24f-2:

7,479,867
$
89,095,611
Note (1) : Pursuant to Rule 24f-2(c), the filing fee, calculated in the manner specified in Section 6(b) of the Securities Act of 1933, amounted to: $30,722.62
Fixed Income Trust
:
 Spartan High Income
By  John H. Costello
        Assistant Treasurer
FILE NO. 2-41839
Fixed Income Trust
: Spartan Government Income Fund
RULE 24F-2 - FILED PURSUANT TO RULE
24f-2(b)(1) OF THE INVESTMENT COMPANY ACT OF 1940
(i)   Fiscal Year for Which Notice Filed
Fiscal year ended April 30, 1995
(ii)    Number of Securities Which Remained Unsold at Beginning of Fiscal
Year
Registered Other Than Pursuant to Rule 24f-2
6,574,462 shares
(iii) Number of Securities Registered During Fiscal Year Other Than Pursuant to Rule 24f-2
15,739,964 shares
(iv)    Number of Securities Sold During Fiscal Year
3,685,770 shares
For information relating to the calculation of the filing fee, see Note (1) below.
(v) Number of Securities Sold During Fiscal Year Pursuant to Rule 24f-2 3,685,770 shares
Number of Shares
Aggregate Price
Sales Pursuant to Rule 24f-2:

3,685,770
$
36,150,573
Redemptions See Note (2) :

(3,685,770)
$
(36,150,573)
Note (2) :    The total number of shares redeemed for the total dollar
amount of
redemptions for the fiscal period ended April 30, 1995
, aggregated
9,835,808
 and $96,396,776
, respectively. An additional filing
pursuant to Rule 24e-2 can be made to register a number of shares that will include the share redemptions not utilized under Rule 24f-2. Net Sales Pursuant to Rule 24f-2:

0
$
0
Note (1) : Pursuant to Rule 24f-2(c), the filing fee, calculated in the manner specified in Section 6(b) of the Securities Act of 1933, amounted to: $0
Fixed Income Trust
:
Spartan Government Income Fund
By  John H. Costello
        Assistant Treasurer
FILE NO. 2-41839
Fixed Income Trust
: Fidelity Short Term Bond
RULE 24F-2 - FILED PURSUANT TO RULE
24f-2(b)(1) OF THE INVESTMENT COMPANY ACT OF 1940
(i)   Fiscal Year for Which Notice Filed
Fiscal year ended April 30, 1995
(ii)    Number of Securities Which Remained Unsold at Beginning of Fiscal
Year
Registered Other Than Pursuant to Rule 24f-2
No shares
(iii) Number of Securities Registered During Fiscal Year Other Than Pursuant to Rule 24f-2
5,171,934 shares
(iv)    Number of Securities Sold During Fiscal Year
77,384,292 shares
For information relating to the calculation of the filing fee, see Note (1) below.
(v) Number of Securities Sold During Fiscal Year Pursuant to Rule 24f-2 77,384,292 shares
Number of Shares
Aggregate Price
Sales Pursuant to Rule 24f-2:

77,384,292
$
686,551,577
Redemptions See Note (2) :

(77,384,292)
$
(686,551,577)
Note (2) :    The total number of shares redeemed for the total dollar
amount of
redemptions for the fiscal period ended April 30, 1995
, aggregated
154,192,197
 and $1,361,012,002
, respectively. An additional filing
pursuant to Rule 24e-2 can be made to register a number of shares that will include the share redemptions not utilized under Rule 24f-2. Net Sales Pursuant to Rule 24f-2:

0
$
0
Note (1) : Pursuant to Rule 24f-2(c), the filing fee, calculated in the manner specified in Section 6(b) of the Securities Act of 1933, amounted to: $0
Fixed Income Trust
:
Fidelity Short Term Bond
By  John H. Costello
        Assistant Treasurer
FILE NO. 2-41839
Fixed Income Trust
: Spartan Short Intermediate Government Fund
RULE 24F-2 - FILED PURSUANT TO RULE
24f-2(b)(1) OF THE INVESTMENT COMPANY ACT OF 1940
(i)   Fiscal Year for Which Notice Filed
Fiscal year ended April 30, 1995
(ii)    Number of Securities Which Remained Unsold at Beginning of Fiscal
Year
Registered Other Than Pursuant to Rule 24f-2
No shares
(iii) Number of Securities Registered During Fiscal Year Other Than Pursuant to Rule 24f-2
18,228 shares
(iv)    Number of Securities Sold During Fiscal Year
9,650,275 shares
For information relating to the calculation of the filing fee, see Note (1) below.
(v) Number of Securities Sold During Fiscal Year Pursuant to Rule 24f-2 9,632,047 shares
Number of Shares
Aggregate Price
Sales Pursuant to Rule 24f-2:

9,632,047
$
90,001,607
Redemptions:

(5,715,464)
$
(53,526,180)
Net Sales Pursuant to Rule 24f-2:

3,916,583
$
36,475,427
Note (1) : Pursuant to Rule 24f-2(c), the filing fee, calculated in the manner specified in Section 6(b) of the Securities Act of 1933, amounted to: $12,577.73
Fixed Income Trust
:
 Spartan Short Intermediate Government Fund
By  John H. Costello
        Assistant Treasurer
Fidelity
Investments
Fidelity Management & Research Co.
82 Devonshire Street
Boston, MA 02109
617 570 7000
June 20, 1995
Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, DC  20549
        RE:   Rule 24f-2 Notice
                Fixed Income Trust
                File No. 2-41839
Gentlemen:
Pursuant to Rule 24f-2(b)(1) under the Investment Company Act of 1940, enclosed herewith on behalf of the above fund is a Rule 24f-2 Notice for the fiscal year ended April 30, 1995
 .  In accordance with Rule 24f-2(c), the
required filing fee of $43,300.35
 was wired to Mellon Bank, in Pittsburgh,
Pennsylvania on June 20, 1995
 .
Very truly yours,
Fixed Income Trust
By  John H. Costello
        Assistant Treasurer
Enclosures



June 19, 1995



Mr. John Costello, Assistant Treasurer
Fidelity Fixed-Income Trust:
82 Devonshire Street
Boston, Massachusetts 02109


Dear Mr. Costello:

Fidelity Corporate Bond Fund, Inc. was a corporation under the laws of the Commonwealth of Massachusetts on June 25, 1970 under the name of Fidelity Bond Fund, Inc. which name was changed to Fidelity Bond-Debenture Fund, Inc. on June 10, 1971, to Fidelity Corporate Bond Fund on October 31, 1984 at the time of its reorganization as a Massachusetts business trust (the "fund"), and to Fidelity Flexible Bond Fund on October 25, 1985. An amended Declaration of Trust changing the name of the fund from Fidelity Flexible Bond Fund to Fidelity Fixed-Income Trust was dated, executed and delivered in Boston, Massachusetts on September 3, 1986. Supplements to the Declaration of Trust were filed with the Secretary of the Commonwealth on December 4, 1987 and November 16, 1989. In addition, the Declaration of
Trust was amended and restated on March 17, 1994 and filed with the Secretary of the Commonwealth on April 14, 1994.

I have conducted such legal and factual inquiry as I have deemed necessary for the purpose of rendering this opinion.

Under Article III, Section 1, of the Declaration of Trust, the beneficial interest in the Trust shall be divided into such transferable Shares of one or more separate and distinct Series as the Trustees shall from time to time create and establish. The number of Shares is unlimited and each Share shall be without par value and shall be fully paid and nonassessable. The Trustees shall have full power and authority, in their sole discretion and without obtaining any prior authorization or vote of the Shareholders of the Trust to create and establish (and to change in any manner) Shares with such preferences, voting powers, rights, and privileges as the Trustees may from time to time determine, to divide or combine the Shares into a greater or lesser number, to classify or reclassify any issued Shares into one or more Series of Shares, to abolish any one or more Series of Shares, and to take such other action with respect to the Shares as the Trustees may deem desirable.

Under Article III, Section 4, the Trustees shall accept investments in the Trust from such persons and on such terms as they may from time to time authorize. Such investments may be in the form of cash or securities in which the appropriate Series is authorized to invest, valued as provided in Article X, Section 3. After the date of the initial contribution of capital, the number of Shares to represent the initial contribution may in the Trustee's discretion be considered as outstanding and the amount received by the Trustees on account of the contribution shall be treated as an asset of the Trust. Subsequent investments in the Trust shall be credited to each Shareholder's account in the form of full Shares at the Net Asset Value per Share next determined after the investment is received; provided, however, that the Trustees may, in their sole discretion,
(a) impose a sales charge upon investments in the Trust and (b) issue fractional Shares.

By a vote adopted on December 14, 1984 and amended on February 22, 1985, the Board of Trustees authorized the issue and sale, from time to time, of an unlimited number of shares of beneficial interest of the Trust in accordance with the terms included in the current Registration Statement and subject to the limitations of the Declaration of Trust and any amendments thereto.

I understand from you that, pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Trust has registered an indefinite number of shares of beneficial interest under the
Securities Act of 1933.   I further understand that, pursuant to the
provisions of Rule 24f-2, the Trust is about to file with the Securities and Exchange Commission a notice making definite the registration of 192,926,436 shares of the Trust (the shares) sold in reliance upon Rule 24f-2 during the fiscal year ended April 30, 1995.

I am of the opinion that all necessary Trust action precedent to the issue of Shares has been duly taken, and that all Shares were legally and validly issued, and are fully paid and nonassessable, except as described in each fund's Statement of Additional Information under the heading "Shareholder and Trustee Liability." In rendering this opinion, I rely on the representation by the Trust that it or its agent received consideration for the Shares in accordance with the trust's Declaration of Trust and I express no opinion as to compliance with the Securities Act of 1933, the Investment Company Act of 1940 or applicable state "Blue Sky" or securities laws in connection with sales of the Shares.

I hereby consent to the filing of this opinion with the Securities and Exchange Commission in connection with a Rule 24f-2 Notice which you are about to file under the 1940 Act with said commission.



Very truly yours,




Arthur S. Loring, Esq.
Vice President - Legal




Mr. Costello
May 18, 1995
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